Exhibit 99.1

JOINT FILING AGREEMENT

This Joint Filing Agreement is by and among Riva Capital Partners IV, L.P., Riva Capital Management IV, LLC, Riva Capital Partners V, L.P., Riva Capital Management V, LLC, Abrams Capital Partners II, L.P., Abrams Capital, LLC, Abrams Capital Management, LLC, Abrams Capital Management, L.P. and David Abrams (collectively, the “Filers”). Each of the Filers may be required to file with the United States Securities and Exchange Commission a statement on Schedule 13G and/or 13D with respect to Common Stock, par value $0.01 per share, of Loar Holdings Inc. beneficially owned by them from time to time. Pursuant to and in accordance with Rule 13(d)(1)(k) promulgated under the Securities Exchange Act of 1934, as amended, the Filers hereby agree to file a single statement on Schedule 13G and/or 13D (and any amendments thereto) on behalf of each of such parties, and hereby further agree to file this Joint Filing Agreement as an exhibit to such statement, as required by such rule. This Joint Filing Agreement may be terminated by any of the Filers upon one week’s prior written notice (or such lesser period of notice as the Filers may mutually agree) to the other party. Executed and delivered as of the date first above written.

Date: November 8, 2024

ABRAMS CAPITAL PARTNERS II, L.P. By: Abrams Capital, LLC Its General Partner
By:	/s/ David Abrams
	Name:	David Abrams
	Title:	Managing Member

ABRAMS CAPITAL, LLC
By:	/s/ David Abrams
	Name:	David Abrams
	Title:	Managing Member

ABRAMS CAPITAL MANAGEMENT, LLC
By:	/s/ David Abrams
	Name:	David Abrams
	Title:	Managing Member

ABRAMS CAPITAL MANAGEMENT, L.P. By: Abrams Capital Management, LLC Its General Partner
By:	/s/ David Abrams
	Name:	David Abrams
	Title:	Managing Member

RIVA CAPITAL PARTNERS IV, L.P. By: Riva Capital Management IV, LLC Its General Partner
By:	/s/ David Abrams
	Name:	David Abrams
	Title:	Managing Member

RIVA CAPITAL MANAGEMENT IV, LLC
By:	/s/ David Abrams
	Name:	David Abrams
	Title:	Managing Member

RIVA CAPITAL PARTNERS V, L.P. By: Riva Capital Management V, LLC Its General Partner
By:	/s/ David Abrams
	Name:	David Abrams
	Title:	Managing Member

RIVA CAPITAL MANAGEMENT V, LLC
By:	/s/ David Abrams
	Name:	David Abrams
	Title:	Managing Member

David Abrams
By:		/s/ David Abrams
David Abrams